UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2023 (October 26, 2023)

ARTEMIS STRATEGIC INVESTMENT CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40855	86-1303512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3310 East Corona Avenue

Phoenix, Arizona 85040

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (602) 346-0329

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one half of one redeemable warrant	ARTEU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	ARTE	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each	ARTEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the “Exchange Act”). ☐

Explanatory Note

On October 30, 2023, the Company (as defined below) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Commission (as defined below). This amendment to Form 8-K (i) supplements the Original Form 8-K with the finalized Redempetion Amoun (as defined below) provided by Continental (as defined below) and the expected date the Company’s securities will cease trading, (ii) corrects the date of the report on the cover page and (iii) exhibits (x) a version of the Merger Termination Agreement with an immaterial correction and (y) the press release issued by the Company on November 2, 2023 announcing the Redemption Amount and expected date the Company’s securities will cease trading. Except as described above, all other information in the Original Form 8-K remains unchanged.

Item 1.02 Termination of A Material Definitive Agreement

On October 26, 2023, Artemis Strategic Investment Corporation (the “Company”) and Danam Health, Inc. mutually agreed to terminate the Agreement and Plan of Merger between the parties, dated as of August 7, 2023 (as amended on September 7, 2023 (the “Merger Agreement”), pursuant to Sections 7.1 (a) and 7.2 thereof, effective as of October 26, 2023 (the “Termination”). Upon the effectiveness of the Termination, the Merger Agreement will be of no further force and effect, with the exception of the specified provisions in Section 7.2 of the Merger Agreement, which shall survive the termination of the Merger Agreement and remain in full force and effect in accordance with their respective terms.

Item 8.01 Other Events

The Company will not be able to consummate an initial business combination by November 4, 2023 (as extended from October 4, 2023 for a period of one month, by the Company’s Board of Directors (the “Board”)) (the “completion window”), and pursuant to the Company’s third amended and restated certificate of incorporation, as amended, the Board has determined to (i) cease all operations except for the purpose of winding up as soon as practicable, (ii) as promptly as reasonably possible redeem the shares of Class A common stock that were included in the units issued in the Company’s initial public offering (the “Public Shares”) at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and its Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if it fails to complete its initial business combination by the end of the completion window.

In order to provide for the disbursement of funds from the Company’s trust account, on October 26, 2023, the Company instructed Continental Stock Transfer & Trust Company (“Continental”), as its trustee, to take all necessary actions to liquidate the securities held in the trust account. The proceeds thereof, less $100,000 of interest to pay dissolution expenses and less net of taxes payable, will be held in a trust operating account while awaiting disbursement to the holders of the Company’s Class A common stock, at a per share price of approximately $10.75 (the “Redemption Amount”). All other costs and expenses associated with implementing the Company’s plan of dissolution will be funded from proceeds held outside of the trust account. Record holders will receive their pro rata portion of the proceeds of the trust account by delivering their Public Shares to Continental, the Company’s transfer agent. Beneficial owners of Public Shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. The Redemption Amount is expected to be paid out within ten business days after October 26, 2023.

The Company expects that the Nasdaq Stock Market LLC will file a Form 25 with the United States Securities and Exchange Commission (the “Commission”) to delist the Company’s securities after the last day of trading on November 3, 2023. The Company thereafter intends to file a Form 15 with the Commission to suspend its reporting obligations under Sections 13 and 15(d) of the Exchange Act.

On October 30, 2023, the Company issued a press release announcing the Termination and the liquidation. A copy of the press release is attached as Exhibit 99.1 and incorporated herein. On November 2, 2023, the Company issued a press release announcing the Redemption Amount and expected date the Company’s securities will cease trading. A copy of the press release is attached as Exhibit 99.2 and incorporated herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Mutual Termination Agreement, dated October 26, 2023, by and between Artemis Strategic Investment Corporation and Danam Health, Inc.
99.1	Press Release, dated October 30, 2023.
99.2	Press Release, dated November 2, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTEMIS STRATEGIC INVESTMENT CORP.

By:	/s/ Philip Kaplan
Name: Philip Kaplan
Title: Co-Chief Executive Officer

Dated: November 2, 2023